UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 19, 2011 (April 18, 2011)

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) of Park National Corporation (“Park”) held on April 18, 2011, Park’s shareholders adopted an amendment to Article SIXTH of Park’s Articles of Incorporation in order to provide that Park’s shareholders do not have preemptive rights.  A copy of the Certificate of Amendment by Shareholders or Members filed by Park with the Secretary of State of the State of Ohio on April 18, 2011, in order to evidence the adoption of the amendment to Article SIXTH of Park’s Articles of Incorporation is filed with this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07 – Submission of Matters to a Vote of Security Holders

(a)
On April 18, 2011, Park held the 2011 Annual Meeting.  At the close of business on the February 25, 2011 record date, 15,398,931 Park common shares were outstanding and entitled to vote. At the 2011 Annual Meeting, 13,442,351, or 87.29%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b) (i)	Directors elected at the Annual Meeting for a three-year term to expire at the 2014 Annual Meeting of Shareholders:

	Number of Votes
	For	Withheld	Broker Non-Votes	Abstentions
C. Daniel DeLawder	11,241,397	186,571	2,014,383	N/A
Harry O. Egger	10,934,474	493,494	2,014,383	N/A
F. William Englefield IV	10,648,863	779,105	2,014,383	N/A
Stephen J. Kambeitz	11,286,649	141,319	2,014,383	N/A
John J. O’Neill	11,198,998	228,970	2,014,383	N/A

Other directors whose term of office continued after the Annual Meeting:
James J. Cullers
William T. McConnell
William A. Phillips
David L. Trautman
Maureen Buchwald
Timothy S. McLain
Rick R. Taylor
Sarah Reese Wallace
Leon Zazworsky

(ii)	With respect to the vote to approve, in a non-binding advisory vote, the compensation of Park’s executive officers as disclosed in the proxy statement for the 2011 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstain
10,809,801	468,437	2,014,383	149,730

(iii)	With respect to the proposal to adopt the amendment to Article SIXTH of Park’s Articles of Incorporation in order to provide that Park’s shareholders do not have preemptive rights.

Number of Votes
For	Against	Broker Non-Votes	Abstain
10,983,441	314,459	2,014,383	130,068

(iv)	With respect to the vote to ratify the appointment of Crowe Horwath LLP as Park’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Number of Votes
For	Against	Broker Non-Votes	Abstain
13,333,601	58,132	0	50,618

Item 9.01 – Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:
The document listed below is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
3.1
Certificate of Amendment by Shareholders or Members filed with the Secretary of State of the State of Ohio on April 18, 2011 in order to evidence the adoption by Park’s shareholders of an amendment to Article SIXTH of Park’s Articles of Incorporation in order to provide that Park’s shareholders do not have preemptive rights.

[Remainder of page intentionally left blank; signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 19, 2011	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 19, 2011

Park National Corporation

Exhibit No.	Description
3.1
Certificate of Amendment by Shareholders or Members filed with the Secretary of State of the State of Ohio on April 18, 2011 in order to evidence the adoption by Park’s shareholders of an amendment to Article SIXTH of Park’s Articles of Incorporation in order to provide that Park’s shareholders do not have preemptive rights.